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Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in the Registration Statement of First Regional Bancorp, Inc. on Form S-3 (No. 333-111574) of our report dated March 5, 2004, appearing in this Annual Report on Form 10-K of First Regional Bancorp, Inc. for the year ended December 31, 2003.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California
March 5, 2004

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  Exhibit 23.2
INDEPENDENT AUDITORS' CONSENT